NATIONS FUNDS TRUST
Nations Strategic Income Fund
(the “Fund”)

Supplement dated March 18, 2005
to Prospectuses dated August 1, 2004

     Effective immediately, the prospectuses for all share classes of the Fund are hereby supplemented to reflect a change in how the Fund is managed. Specifically, the prospectuses are supplemented to reflect the addition of new portfolio managers responsible for the Fund’s day-to-day investment decision-making. This supplement identifies the specific manager that currently manages the Fund, the new individuals that are added as portfolio managers and by providing biographical information regarding the new portfolio managers. All references to the portfolio management of the Fund throughout the prospectuses should be read in accordance with this supplemental information, as applicable.

Nations Fund	Current Portfolio Manager	New Portfolio Managers
Nations Strategic Income Fund	Laura Ostrander	Thomas LaPointe, Kevin Cronk

Portfolio Managers’ Biographical Information

Kevin L. Cronk, CFA

Kevin Cronk, senior vice president, co-manages the Boston high yield group for Columbia Management,1 where he serves as a senior high yield portfolio manager. Mr. Cronk has served as a senior high yield portfolio manager since February 2003, before which he was a high yield analyst at Columbia Management for nearly four years. He currently co-manages the High Income Portfolio and manages the high yield sector of Nations Bond Fund and Nations Strategic Income Fund. Mr. Cronk may also manage other investment products for both BACAP and Columbia Management. Prior to joining Columbia Management, Mr. Cronk was an investment associate in the high yield fixed income group at Putnam Investments. He earned his BS degree with concentrations in finance and economics from Creighton University in Omaha, Nebraska. Mr. Cronk has been a member of the investment community for ten years.

Thomas A. LaPointe, CFA

Thomas LaPointe, senior vice president, co-manages the Boston high yield group for Columbia Management, where he serves as a senior high yield portfolio manager. Before becoming a

[1]	Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios. BACAP, an SEC-registered investment adviser, is part of Columbia Management and is a wholly-owned subsidiary of Bank of America Corporation.

portfolio manager in February 2003, Mr. LaPointe served as a high yield analyst for four years at Columbia Management. He currently co-manages the High Income Portfolio and manages the high yield sector of Nations Bond Fund and Nations Strategic Income Fund and may also manage other investment products for both BACAP and Columbia Management. Prior to joining Columbia Management, Mr. LaPointe was a convertible arbitrage analyst at Canadian Imperial Bank of Commerce (CIBC) and a high yield investment analyst with AIG Global Investment. He earned his BS degree from Babson College. Mr. LaPointe has been member of the investment community for ten years.